Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Interim Report of Event Cardio Group Inc. (the "Registrant") on Form 10-Q for the interim period ended February 28, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Bentivoglio, Chief Executive Officer acting Chief Financial Officer (Principal Executive Officer and Principal Accounting Officer) of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report, to which this certification is attached as Exhibit 32, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Dated: April 15, 2015

John Bentivoglio

Chief Executive Officer

acting Chief Financial Officer

(Principal Executive Officer and Principal Accounting Officer)